Secured Borrowings	12 Months Ended
Dec. 31, 2011
Secured Borrowings [Abstract]
SECURED BORROWINGS

6. SECURED BORROWINGS

The Company’s secured borrowings balance, net of unamortized debt discounts, as of December 31, 2011 is presented below:

	Net carrying value as of December 31,		Weighted average interest rate as of December 31,		Maturity date
	2011	2010	2011	2010
	(in thousands)
Notes Payable	$599,805	$596,190	0.95%	0.93%	November 2033
B&B Air Acquisition Facility	425,931	561,636	2.86%	2.58%	August 2013
Nord LB Facility	569,909	—	3.98%	—	November 2018
BOS Facility	479,561	—	4.98%	—	August 2012 – December 2017
Other aircraft secured borrowings	216,395	30,000	5.70%	6.41%	August 2014 – February 2019
Other secured borrowing	34,509	36,283	0.58%	0.56%	February 2012

Total	$2,326,110	$1,224,109

Future Minimum Principal Payments

During the year ended December 31, 2011, the Company made principal payments on its secured borrowings totaling $204.9 million. The anticipated future minimum principal payments due for its secured borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2012	$378,502
2013	604,515
2014	266,423
2015	178,711
2016	113,138
Thereafter	839,742

Future minimum principal payments due	$2,381,031

Notes Payable

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance, net of Notes purchased by subsidiary:
Original Notes issued	$567,607	$596,771
Notes re-issued	39,144	—

Total	606,751	596,771

Unamortized discount associated with Notes:
Original Notes issued	(374)	(581)
Notes re-issued	(6,572)	—

Total	(6,946)	(581)

Notes payable, net	$599,805	$596,190

On October 2, 2007, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the “Notes”) at an offering price of 99.71282%. The Notes generated net proceeds of approximately $850.6 million. The Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by Fly.

The Notes are secured by: (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the aircraft they own; (iii) cash held by or for them; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the insurance policy provider. Rentals paid under leases and proceeds from the sale of aircraft are placed in the collections account and paid out according to the priority of payments set forth in the indenture. The Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization related documents. Interest is payable monthly based on the current one-month London Interbank Offered Rate (“LIBOR”) plus a spread of 0.67%, which includes an amount payable to Ambac Assurance Corporation, the provider of a financial guaranty insurance policy (the “Policy Provider”) that supports payment of interest and in certain circumstances, principal on the Notes.

During the year ended December 31, 2009, the Company, through a wholly-owned subsidiary, purchased a total of $169.4 million principal amount of the Notes, for a total purchase price of $83.0 million, including associated expenses. These amounts include $50.0 million principal amount of Notes purchased on exercise of an option. In connection with the purchase of the Notes, the Company expensed loan issuance costs and the unamortized discount associated with the original issuance of the Notes totaling $3.8 million. The Company recognized a pre-tax gain of $82.7 million on the purchase of Notes during the year ended December 31, 2009.

During the year ended December 31, 2010, the Company sold to an unrelated third party its remaining option to purchase up to $50.0 million principal amount of Notes for 48% of the principal amount and received $12.5 million as consideration.

During the year ended December 31, 2011, the Company sold to third parties $40.8 million principal amount of Notes held by its subsidiaries at an average price of 82.72% of the principal amount for total proceeds of $33.8 million. The discount of $7.0 million is being amortized into interest expense over the expected term of the Notes. As of December 31, 2011 and 2010, the outstanding balance of the Notes owned by the Company through a wholly-owned subsidiary was $106.8 million and $153.5 million, respectively. During the first quarter of 2012, the remaining Notes were sold at an average price of 81.79% of the principal amount for total proceeds of $87.3 million.

As of December 31, 2011 and 2010, interest accrued on the Notes totaled $0.3 million for each year.

Until August 2012, there are scheduled minimum principal payments of approximately $1.0 million per month, subject to satisfying certain debt service coverage ratios and other covenants. Scheduled principal payments made in 2011 and 2010 totaled $10.6 million and $4.6 million, of which $1.9 million and $0.9 million was paid to the Company’s subsidiary, respectively in respect of the Notes purchased.

Pursuant to the indenture governing the Notes, a portion of the proceeds received from the sale of any aircraft included in the Initial Portfolio must be applied to repay the debt allocated to such aircraft. In connection with the sale of aircraft in 2011 and 2010, the Company repaid approximately $26.1 million and $73.2 million of associated debt and approximately $3.9 million and $15.0 million was returned to the Company’s subsidiary, respectively, in respect of the Notes it purchased.

The Company may, on a payment date, redeem the Notes in whole or from time to time in part, at the outstanding principal amount, together with accrued and unpaid interest, as specified in the indenture governing the Notes.

Effective after July 2012, all revenues collected during each monthly period from the remaining 40 aircraft financed by this facility will be applied to repay the outstanding principal balance of the Notes, after the payment of certain expenses and other costs, including the fees to the Policy Provider, interest and interest rate swap payments in accordance with those agreements. The final maturity date of the Notes is November 14, 2033.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. Beginning August 2012, it will also be subject to an interest coverage ratio. A breach of the covenants could result in the acceleration of the Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale. As of December 31, 2011, B&B Air Funding was not in default under the Notes.

In conjunction with the closing of the Aviation Assets Purchase Transaction, the indenture for the Notes was amended on April 29, 2010 to include the following servicer termination events:

•	Bankruptcy or insolvency of BBAM LP;

•	BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

•

Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million;

•	Steven Zissis ceases to be the President or Chief Executive Officer or equivalent position of BBAM LP at any time prior to April 29, 2015 for any reason other than death or disability; and

•

50% or more of the Servicer’s key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

In connection with the issuance of the Notes, B&B Air Funding also entered into a revolving credit facility (“Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Note Liquidity Facility, advances may be drawn for the benefit of the Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Note Liquidity Facility. As of December 31, 2011 and 2010, B&B Air Funding had not drawn on the Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the Policy Provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Notes.

Aircraft Acquisition Facility

Aircraft Acquisition Facility:	Balance as of December 31, 2011	Balance as of December 31, 2010
	(Dollars in thousands)
Principal — Tranche A	$241,931	$377,636
Principal — Tranche B	184,000	184,000

Borrowings under B&B Air Acquisition Facility	425,931	561,636
Equity Tranche	96,000	96,000

Total facility	$521,931	$657,636

On November 7, 2007, B&B Air Acquisition entered into a credit facility that provided for aircraft financing consisting of up to a $920.0 million Tranche A borrowing, $184.0 million Tranche B borrowing and a $96.0 million equity tranche from Fly (“Aircraft Acquisition Facility”). Tranches A and B were provided by a consortium of third party lenders and are subject to customary terms and conditions. As of December 31, 2011, 16 aircraft were financed under this facility.

The availability period for the B&B Air Acquisition Facility expired on November 6, 2009, and the Company may not borrow any additional amounts. B&B Air Acquisition funds a cash collateral account that was established for the benefit of the lenders in accordance with the facility agreement. As of December 31, 2011 and 2010, the cash collateral account had a balance of $41.6 million and $38.4 million, respectively.

Tranche A borrowings accrue interest at a one-month LIBOR-based rate plus a margin of 1.50%. Tranche B borrowings accrue interest at a one-month LIBOR-based rate plus 4.00%. On November 6, 2012 the applicable margin for Tranche A and Tranche B increases by 0.25% per quarter up to a maximum margin of 3.75% and 8.00% for Tranche A and B borrowings, respectively. In order of security interest, Tranche A ranks above Tranche B, and both Tranche A and B rank above the equity tranche.

Borrowings under the Aircraft Acquisition Facility are secured by (i) the equity ownership and beneficial interests in B&B Air Acquisition and its subsidiaries, and (ii) a security interest in the underlying aircraft and related leases. In addition, the lenders are granted a first priority, perfected security interest in derivative agreements entered into by B&B Air Acquisition.

The Aircraft Acquisition Facility also contains affirmative covenants customary for secured aircraft financings. Further, B&B Air Acquisition must maintain certain interest coverage ratios and loan to value ratios, and the aircraft in B&B Air Acquisition’s portfolio must comply with certain concentration limits. A breach of these requirements would result in either an event of default or a requirement to post additional cash collateral under the B&B Air Acquisition Facility.

On April 29, 2010, in conjunction with the closing of the Aviation Assets Purchase Transaction, the loan agreement for the B&B Air Acquisition Facility was amended to include the following default events: (i) BBAM LP ceases to own 51% of the Servicer or (ii) the Company ceases to own at least 5% of BBAM LP.

Beginning November 6, 2009, all available cash flow from the aircraft held by B&B Air Acquisition is required to be applied to the outstanding principal balance after payment of interest, certain expenses and a return paid to Fly on its $96.0 million equity tranche. The equity tranche accrues interest at a rate such that the aggregate monthly interest of the entire facility reflects an interest rate of one-month LIBOR plus 2.5%. During the years ended December 31, 2011 and 2010, the Company made monthly principal repayments on the B&B Air Acquisition Facility of $33.1 million and $32.9 million, respectively. In addition, in December 2011, the Company sold one aircraft owned by B&B Air Acquisition and was required to make a principal repayment of $102.6 million on its Tranche A borrowings.

The loan agreement requires that the outstanding principal balance be no greater than the amounts specified as of the dates set out in the table below. If cash flows from aircraft held by B&B Air Acquisition is insufficient to reduce the outstanding principal balance to the required levels, then additional principal payments will be required. The Company is seeking to refinance some or all of the amounts outstanding under the Aircraft Acquisition Facility.

Date	Maximum outstanding balance
(in thousands)
October 15, 2012	$448,104
January 15, 2013	298,736
April 15, 2013	149,368
July 15, 2013	—

Nord LB Facility

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance	$598,198	$—
Unamortized debt discount	(28,289)	—

Nord LB Facility balance, net	$569,909	$—

In connection with 19 of the 49 aircraft acquired in the GAAM Portfolio, the Company assumed a debt facility provided by Norddeutsche Landesbank Gironzentrale (“Nord LB”) which matures in November 2012 (“Nord LB Facility”). On February 6, 2012, the Company completed an extension of the Nord LB Facility to November 2018. The Company paid $25 million to Nord LB which has been applied towards repayment of outstanding principal amounts on February 14, 2012. At the beginning of the extension term on November 14, 2012, the Company will make another principal payment of $15 million to Nord LB. From February 6, 2012 until November 14, 2012, the Company will pay Nord LB a fee equal to 0.45% per annum on the amount which will be outstanding on November 14, 2012. As of December 31, 2011, interest accrued on the facility totaled $1.2 million.

In connection with the negotiation of the facility extension, the Company entered into an amendment agreement with respect to the current Nord LB Facility. The Nord LB Facility is currently structured as a single loan facility pursuant to which one of the Company’s subsidiaries is the borrower. Starting on November 14, 2012, the Nord LB Facility will be structured as 19 individual loans with each aircraft owning subsidiary acting as the borrower of each respective loan.

Borrowings are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the aircraft and the leases, maintenance reserves and other deposits. The loans are cross-collateralized and the lenders may foreclose on any aircraft upon an event of default on any loan.

The weighted average interest rate on the current Nord LB Facility was 5.86% on loans associated with aircraft with fixed rate leases. The interest rate on loans associated with aircraft with floating rate leases is one month LIBOR plus 0.25% or 1.45% as of December 31, 2011. The blended weighted average interest rate for the facility was 3.98% as of December 31, 2011, excluding the debt discount amortization. During the extension term which begins November 14, 2012, the Nord LB Facility will bear interest at one month LIBOR plus 3.30% until the final maturity date on November 14, 2018.

Until November 2012, there are monthly scheduled principal payments of approximately $2.3 million per month. Beginning in December 2012, the Company will pay 95% of lease rentals actually received in the corresponding monthly collections period towards interest and principal. If no lease rental payments are received in the applicable period for any financed aircraft, prior to the termination of such lease, no payment is due under the loan related to that aircraft on the corresponding repayment date. Any unpaid interest increases the outstanding balance under the facility.

Upon the termination or expiration of a lease, no payments are due under the Nord LB Facility with respect to the outstanding loan amount for that aircraft until the earlier of six months from such termination or expiration or the date the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. If an aircraft remains off-lease after six months from the termination or expiration, interest must be paid on each payment date. If an aircraft remains off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate paid under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but the lenders may not foreclose on any other aircraft.

Between February 6, 2012 and the maturity date, in the event the Company sells any of the financed aircraft, substantially all sales proceeds (after payment of certain expenses) must be used to repay first the debt associated with the sold aircraft and then the outstanding amounts which finance the other aircraft unless certain conditions are met. In addition, any security deposit amounts that the Company retains after termination of a lease and any maintenance reserve amounts which are retained and are not expected to be required for future maintenance will be used to prepay the Nord LB Facility. If the Company earns a 10% return on its equity investment after full repayment of the facility, Fly will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. Events of default under the Nord LB Facility include, among other things:

•	interest or principal is not paid within three business days of its due date,

•	failure to make certain other payments under the Nord LB Facility and such payments are not made within five business days of receiving written notice,

•	failure to comply with certain other covenants including compliance with required insurance levels and such noncompliance continuing for 30 days after receipt of written notice,

•	any of the aircraft owning entities becoming the subject of insolvency proceedings,

•	any of the aircraft owning entities defaults in respect of obligations in excess of $10,000,000, and the holders of such obligation accelerate or demand repayment of amounts due thereunder.

The Nord LB Facility does not contain any financial covenants. However, the borrowers in the Nord LB Facility are subject to certain operating covenants relating to the maintenance, registration and insurance of the aircraft owned by them. The Nord LB Facility also contains certain conditions and constraints which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and future leasing of the aircraft.

As of December 31, 2011, there was no default under the Nord LB Facility.

BOS Facility

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance:
Senior tranches	$440,106	$—
Junior tranches	53,341	—

Total outstanding principal balance	493,447	—
Unamortized debt discount	(13,886)	—

BOS Facility balance, net	$479,561	$—

In connection with 21 of the 49 aircraft acquired in the GAAM Portfolio, the Company’s subsidiaries assumed a debt facility provided by Bank of Scotland plc and Commonwealth Bank of Australia (“BOS Facility”). At December 31, 2011, twenty aircraft in the GAAM aircraft portfolio were financed through this facility, with an aggregate outstanding principal balance of approximately $493.4 million. Subsequent to the acquisition of the GAAM Portfolio, one aircraft was refinanced pursuant to a separate loan in connection with a new lease resulting in a repayment of $20.0 million under this facility. The BOS facility consists of individual loans with respect to each financed aircraft which have maturity dates matching the scheduled lease termination dates for the financed aircraft. The loan maturity dates range from 2012 to 2017. Each loan may consist of a senior and junior tranche. The loans are cross-collateralized and lenders may require payment in full or foreclose on any aircraft in this facility in the event of a default.

Borrowings under the BOS Facility bear interest based on one-month LIBOR plus an applicable margin of 1.43% for the senior tranche and 2.70% for the junior tranche. The weighted average interest rate on loans associated with aircraft with fixed rate leases was 5.58% for the senior tranche and 7.29% for the junior tranche. The weighted average interest rate on loans associated with aircraft with floating rate leases was 2.13% for the senior tranche and 3.78% for the junior tranche. The weighted average interest rate on all outstanding amounts was 4.91% as of December 31, 2011, excluding the debt discount amortization. As of December 31, 2011, interest accrued on the facility totaled $1.0 million.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In addition, the Company is required to prepay the loan on an aircraft upon termination of the lease on the aircraft or upon sale of the aircraft. Upon a lease termination or expiration, the Company may elect to extend the loan maturity date for up to six months during which only interest is payable. If the aircraft is re-leased during this six month period with the consent of the facility agent, the loan will be extended. If the Company is unable to re-lease the aircraft on terms acceptable to the lenders or sell the aircraft, the loan becomes due and payable at the end of this six month period.

If any lessee fails to make a payment of rent on a financed aircraft, the Company may pay the interest and principal due under the loan from its own funds on four successive occasions or on any six occasions. If a lease event of default continues and the Company is no longer permitted to make such payments, the lenders may instruct the Company to terminate the relevant lease agreement and re-pay the loan subject to the six month remarketing period described above.

Borrowings under the facility are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the aircraft and the leases, maintenance reserves and other deposits. If, upon the repayment of any loan, (x) the BOS facility finances eight or fewer aircraft or (y) the number of different lessees to whom the aircraft are leased is three or fewer and the ratio of the total principal amount outstanding under the BOS Facility to the aggregate appraised value of the aircraft is greater than 80%, Fly will be required to pay an amount as is required to reduce this ratio to 80% into a collateral account.

Events of default under the BOS Facility include, among other things:

•	failure to make any payments due under the BOS Facility within five business days,

•	failure to comply with certain other covenants and such noncompliance continues for 15 or 30 days after receipt of written notice,

•	any of the borrower entities becoming the subject of insolvency proceedings,

•	the occurrence of any event of default under the hedging arrangements related to the loans, or

•	any of the borrower entities ceasing to be a direct or indirect subsidiary of FLY.

The borrowers in the BOS Facility are subject to certain operating covenants relating to the maintenance, registration and insurance of the aircraft owned by them. The BOS Facility also contains certain conditions and constraints which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and future leasing of the aircraft.

As of December 31, 2011, there was no default under the BOS Facility.

Other Aircraft Secured Debt

In addition to the debt financings described above, the Company has entered into and may periodically enter into secured, non-recourse debt to finance the acquisition of aircraft. These debt financings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company’s rights, title and interest in the financed aircraft and leases. To the extent that multiple aircraft are financed within a single facility, the loans in that facility are cross-collateralized and the lenders may require payment in full or foreclose on any aircraft upon an event of default on any loan. The maturity date on each loan matches the corresponding lease expiration date. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. These loans all contain customary covenants relating to the maintenance, registration and insurance of the financed aircraft, as well as restrictions on our activities, including investments and other activities of the borrowers and restrictions on the granting of liens or other security interests in the aircraft. None of these loans include any financial covenants. These loans also contain certain conditions and restrictions which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and re-leasing of the aircraft. The Company was not in default under any of these debt financings at December 31, 2011.

Three loans financing nine aircraft were assumed with the GAAM Portfolio and the five other loans were arranged in connection with the purchase of aircraft in 2010 and 2011 and the release of an aircraft in the GAAM Portfolio in 2011. As of December 31, 2011, interest accrued on the Other Aircraft Secured Debt totaled $0.8 million.

The following table contains a summary of the key terms related to these other aircraft secured debt financings:

	Number of Aircraft Financed	Principal Balance Outstanding as of December 31,		Interest Rates	Maturity Date
		2011	2010
		(in thousands)
GAAM Facility No. 1 (1)	6	$46,126	$—	5.50% - 5.87%	May 2017 – November 2017
GAAM Facility No. 2	2	34,010	—	5.95% - 6.55%	August 2014 – December 2015
GAAM Note Payable 1 (2)	1	20,836	—	2.06%	November 2015
GAAM Note Payable 2	1	18,000	—	6.22%	December 2014
Aircraft Note Payable 1	1	28,343	30,000	6.41%	December 2018
Aircraft Note Payable 2	1	28,715	—	7.20%	February 2019
Aircraft Note Payable 3	1	26,566	—	5.14%	December 2015
Aircraft Note Payable 4	1	19,599	—	5.33%	May 2016

Total		$222,195	$30,000

(1)	As of December 31, 2011, the unamortized discount associated with GAAM Facility No. 1 totaled $4.3 million.
(2)	As of December 31, 2011, the unamortized discount associated with GAAM Note Payable 1 totaled $1.5 million.

Other Secured Borrowing

The Company had an $85.0 million credit facility agreement (the “Credit Facility”) with an international commercial bank. As of December 31, 2011 and December 31, 2010, the Company had an outstanding balance of $34.5 million and $36.3 million, respectively, under the Credit Facility. At December 31, 2011, the Credit Facility was secured by a pledge of the Company’s rights, title and interest in $69.0 million principal amount of Notes held by a wholly-owned subsidiary of the Company. The interest due on the borrowings under the Credit Facility was equal to the interest paid by B&B Air Funding in respect of the Notes pledged. Pursuant to the terms of the loan agreement, a portion of principal repayment amounts received by the subsidiary from B&B Air Funding in respect of the Notes pledged had to be applied to pay down the facility to maintain a 2:1 ratio of collateral to loan balance.

The Credit Facility was amended in August 2011 to provide for monthly extension options up to August 15, 2012 with a payment of an extension fee equal to $0.1 million. The Company made additional principal prepayments of $10.4 million, $7.5 million and $4.2 million under the Credit Facility on January 19, 2012, February 3, 2012 and February 7, 2012, respectively, using a portion of the proceeds it received from the sales of its Notes to third parties. On February 15, 2012, the Company paid off the outstanding principal balance under the Credit Facility of $12.4 million.

The Company was subject to certain interest coverage ratios and other financial covenants as specified in the Credit Facility. As of December 31, 2011, the Company was not in default under the Credit Facility.